UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2010

Alfacell Corporation
(Exact name of registrant as specified in its charter)

0-11088
(Commission File Number)

Delaware	22-2369085
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

300 Atrium Drive, Somerset, NJ 08873
(Address of principal executive offices, with zip code)

(732) 652-4525
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On April 27, 2010, Alfacell Corporation (the “Company”) will make a presentation at its Annual Meeting of Stockholders.  The Company’s presentation materials are attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information included in this Item 7.01, and the exhibits referenced in this Item 7.01 and attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.  By furnishing this information on Form 8-K, the Company makes no admissions as to the materiality of any of the information in this report that is furnished under this Item 7.01.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Copy of presentation materials of Alfacell Corporation disclosed on April 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALFACELL CORPORATION

Date: April 27, 2010	By:	/s/ Charles Muniz
Charles Muniz
President, Chief Executive Officer and
Chief Financial Officer

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